American Century ETF Trust Prospectus Supplement Avantis® Moderate Allocation ETF
Supplement dated August 1, 2026 ■ Prospectus dated January 1, 2026

The following replaces the Annual Fund Operating Expenses table in the Fees and Expenses section on page 2 of the prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.03%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.18%
Total Annual Fund Operating Expenses	0.21%
1    The management fee has been restated to reflect the decrease in the management fee schedule effective August 1, 2026.

The following replaces the Example table in the Fees and Expenses section on page 2 of the prospectus:

1 year	3 years	5 years	10 years
$22	$68	$119	$268

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